EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
               Supplement to Statements of Additional Information
                               dated March 1, 2003


The  following  replaces the third  paragraph  under  "Calculation  of Net Asset
Value":

Non-Loan Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.



April 17, 2003